Exhibit 99.1

For more information, contact:

Name: McCall Butler

AT&T Corporate and Financial Communications

Phone: 470-773-5704

Email: mb8191@att.com

For Holders of Notes, contact:

Global Bondholder Services Corporation

Phone: (866) 470-3900 (toll free)

(212) 430-3774 (collect)

AT&T INC. COMMENCES TENDER OFFERS FOR FIFTY-THREE SERIES OF NOTES

Dallas, Texas, November 18, 2019 — AT&T Inc. (NYSE: T) (“AT&T”) announced today offers to purchase for cash (the “Tender Offers”) any and all of the fifty-three series of outstanding notes listed in the table below (collectively, the “Notes”), on the terms and conditions set forth in the Offer to Purchase dated November 18, 2019 (the “Offer to Purchase”) and the accompanying Letter of Transmittal (the “Letter of Transmittal”). The Notes were previously issued by wholly-owned subsidiaries of AT&T, as detailed below.

The Tender Offers will expire at 11:59 p.m., New York City time, on December 16, 2019, unless extended or earlier terminated by AT&T (the “Expiration Date”). Tenders of Notes submitted may be validly withdrawn at any time at or prior to the Expiration Date, but thereafter will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law (the “Withdrawal Deadline”). The “Settlement Date” will be promptly following the Expiration Date and is expected to be December 19, 2019.

Title of Notes	Issuer	Principal Amount Outstanding	CUSIP Number(s)	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (Basis Points)	Hypothetical Total Consideration(1)
7.85% Debentures due January 15, 2022	Michigan Bell Telephone Company(2)	$102,800,000	594185AQ3	1.625% due 11/15/2022	PX1	45	$1,116.87

4.00% Notes due 2022+	Time Warner(3)	$77,900,000	887317AN5	1.625% due 11/15/2022	PX1	45	$1,039.17

3.800% Senior Notes due 2022	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	$65,028,000	25459HBF1	1.625% due 11/15/2022	PX1	45	$1,037.88

3.40% Notes due 2022+	Time Warner(3)	$95,318,000	887317AQ8	1.625% due 11/15/2022	PX1	45	$1,032.37

9.15% Debentures due 2023+	Historic TW(4)	$115,871,000	887315AM1	1.500% due 10/31/2024	PX1	50	$1,210.32

4.05% Notes due 2023+	Time Warner(3)	$88,713,000	887317AR6	1.500% due 10/31/2024	PX1	65	$1,066.84

November 18, 2019 © 2019 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.

7.57% Debentures due 2024+	Historic TW(4)	$49,643,000	887315BH1	1.500% due 10/31/2024	PX1	65	$1,206.40

4.450% Senior Notes due 2024* +	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	$42,036,000	25459HBL8	1.500% due 10/31/2024	PX1	65	$1,082.88

3.55% Notes due 2024* +	Time Warner(3)	$160,452,000	887317AV7	1.500% due 10/31/2024	PX1	70	$1,048.27

3.95% Senior Notes due 2025* +	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	$38,659,000	25460CAA1	1.500% due 10/31/2024	PX1	80	$1,068.46

3.60% Notes due 2025* +	Time Warner(3)	$154,399,000	887317AW5	1.500% due 10/31/2024	PX1	85	$1,055.17

7% Debentures, due October 1, 2025	BellSouth Telecommunications, LLC(5)	$105,567,000	079867AM9	1.500% due 10/31/2024	PX1	95	$1,235.58

6.85% Debentures due 2026	Historic TW(4)	$16,568,000	887315BB4	1.750% due 11/15/2029	PX1	80	$1,235.76

3.875% Notes due 2026* +	Time Warner(3)	$53,936,000	887317AZ8	1.750% due 11/15/2029	PX1	80	$1,067.15

7 1/8% Debentures due March 15, 2026(6)** +	Pacific Bell Telephone Company(2)(7)	$279,817,000	694032AT0	1.750% due 11/15/2029	PX1	80	$1,257.42

2.95% Notes due 2026* +	Time Warner(3)	$85,245,000	887317BA2	1.750% due 11/15/2029	PX1	90	$1,013.05

7.30% Debentures due August 15, 2026+	Indiana Bell Telephone Company, Incorporated(2)	$28,063,000	454614AK4	1.750% due 11/15/2029	PX1	95	$1,273.28

6.04% Debentures, due November 15, 2026	BellSouth, LLC(8)	$4,295,000	079857AC2	1.750% due 11/15/2029	PX1	100	$1,200.46

3.80% Notes due 2027* +	Time Warner(3)	$93,503,000	887317BB0	1.750% due 11/15/2029	PX1	105	$1,057.63

6.875% Debentures due 2027	Ameritech Capital Funding Corporation	$43,380,000	030955AJ7	1.750% due 11/15/2029	PX1	110	$1,274.42

6.55% Debentures due January 15, 2028+	Ameritech Capital Funding Corporation(2)	$104,205,000	030955AN8	1.750% due 11/15/2029	PX1	110	$1,259.02

6.95% Debentures due 2028+	Historic TW(4)	$82,846,000	887315BM0	1.750% due 11/15/2029	PX1	110	$1,287.59

6 3/8% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(5)	$215,798,000	079867AW7	1.750% due 11/15/2029	PX1	115	$1,252.45

6.500% Notes due 2029	AT&T Corp.	$120,939,000	001957AW9	1.750% due 11/15/2029	PX1	120	$1,278.30

6 5/8% Debentures due 2029+	Historic TW(4)	$96,046,000	887315BN8	1.750% due 11/15/2029	PX1	130	$1,283.38

7 7/8% Debentures due 2030+	BellSouth, LLC(8)	$121,479,000	079857AH1	1.750% due 11/15/2029	PX1	130	$1,410.66

8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(9)	$348,621,000	00209AAF3	1.750% due 11/15/2029	PX1	135	$1,522.05

7.625% Debentures due 2031+	Time Warner(3)	$193,988,000	00184AAC9	1.750% due 11/15/2029	PX1	135	$1,420.50

6 7/8% Notes due 2031+	BellSouth, LLC(10)	$125,832,000	079860AD4	1.750% due 11/15/2029	PX1	145	$1,350.60

8.750% Senior Notes due November 15, 2031(6) +	AT&T Corp.	$168,321,000	001957BD0	1.750% due 11/15/2029	PX1	145	$1,536.27

7.125% Senior Notes due 2031	AT&T Mobility LLC(11)	$190,000,000	17248RAJ5	1.750% due 11/15/2029	PX1	145	$1,379.32

7.700% Debentures due 2032+	Time Warner(3)	$153,445,000	00184AAG0	1.750% due 11/15/2029	PX1	145	$1,447.08

6.550% Notes due 2034+	BellSouth, LLC(10)	$157,011,000	079860AE2	1.750% due 11/15/2029	PX1	160	$1,354.72

6.00% Notes due 2034	BellSouth, LLC(10)	$227,344,000	079860AK8	1.750% due 11/15/2029	PX1	165	$1,291.92

November 18, 2019 © 2019 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.

8.30% Discount Debentures due 2036	Historic TW(4)	$157,766,000	887315AZ2	2.250% due 8/15/2049	PX1	125	$1,577.10

6.50% Debentures due 2036+	Time Warner(3)	$90,652,000	887317AD7	2.250% due 8/15/2049	PX1	135	$1,356.38

5.95% Debentures due January 15, 2038+	Ameritech Capital Funding Corporation(2)	$3,549,000	030955AP3	2.250% due 8/15/2049	PX1	145	$1,286.09

6.350% Senior Notes due 2040+	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	$9,517,000	25459HAQ8	2.250% due 8/15/2049	PX1	190	$1,290.29

6.200% Debentures due 2040+	Time Warner(3)	$27,389,000	887317AE5	2.250% due 8/15/2049	PX1	190	$1,269.99

6.10% Debentures due 2040+	Time Warner(3)	$66,554,000	887317AH8	2.250% due 8/15/2049	PX1	190	$1,259.17

6.000% Senior Notes due 2040* +	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	$15,947,000	25459HAX3	2.250% due 8/15/2049	PX1	190	$1,244.23

6.375% Senior Notes due 2041+	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	$15,874,000	25459HAZ8	2.250% due 8/15/2049	PX1	190	$1,302.40

6.25% Debentures due 2041+	Time Warner(3)	$73,554,000	887317AL9	2.250% due 8/15/2049	PX1	190	$1,285.62

5.375% Debentures due 2041+	Time Warner(3)	$52,683,000	887317AM7	2.250% due 8/15/2049	PX1	185	$1,173.87

5.150% Senior Notes due 2042+	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	$41,433,000	25459HBG9	2.250% due 8/15/2049	PX1	175	$1,159.39

4.90% Debentures due 2042+	Time Warner(3)	$105,495,000	887317AP0	2.250% due 8/15/2049	PX1	175	$1,123.89

5.35% Debentures due 2043+	Time Warner(3)	$62,026,000	887317AS4	2.250% due 8/15/2049	PX1	175	$1,197.44

4.65% Debentures due 2044* +	Time Warner(3)	$124,203,000	887317AU9	2.250% due 8/15/2049	PX1	175	$1,090.61

4.85% Debentures due 2045* +	Time Warner(3)	$104,269,000	887317AX3	2.250% due 8/15/2049	PX1	175	$1,124.37

5.85% Debentures due November 15, 2045	BellSouth Telecommunications, LLC(5)	$52,482,000	079867AN7	2.250% due 8/15/2049	PX1	175	$1,286.15

7% Debentures, due December 1, 2095	BellSouth Telecommunications, LLC(5)	$77,270,000	079867AP2	2.250% due 8/15/2049	PX1	250	$1,444.37

6.65% Zero-to-FullSM Debentures, due December 15, 2095	BellSouth Telecommunications, LLC(5)	$41,584,000	079867AS6	2.250% due 8/15/2049	PX1	250	$1,373.56

7.12% Debentures, due July 15, 2097+	BellSouth, LLC(8)	$55,682,000	079857AF5	2.250% due 8/15/2049	PX1	250	$1,469.62

(1)

Hypothetical consideration per $1,000 principal amount of Notes validly tendered, and not validly withdrawn, and accepted for purchase is based upon a hypothetical reference yield (as set forth in the Offer to Purchase) determined as of 11:00 a.m., New York City time, on November 15, 2019; excludes the accrued coupon payment (as set forth in the Offer to Purchase); and assumes a settlement date of December 19, 2019 for each series of Notes. The reference yield used to determine actual consideration is expected to be calculated on December 16, 2019.

(2)

The 7.85% Debentures due January 15, 2022, the 7 1/8% Debentures due March 15, 2026, the 7.30% Debentures due August 15, 2026, the 6.55% Debentures due January 15, 2028 and the 5.95% Debentures due January 15, 2038 are unconditionally and irrevocably guaranteed by AT&T, with the full amount payable by specified subsidiaries so long as all of the outstanding shares of stock of the subsidiary are owned, directly or indirectly, by AT&T. In the event AT&T sells, transfers or otherwise disposes of any percentage of its stock ownership of a subsidiary and such subsidiary is no longer wholly-owned, then the guarantee will expire immediately and AT&T will be released immediately from any and all of its obligations. The subsidiaries named in this guarantee are Southwestern Bell Telephone Company, Pacific Bell Telephone Company, The Southern New England Telephone Company, Southern New England Telecommunications Corporation, Ameritech Capital Funding Corporation, The Ohio Bell Telephone Company, Wisconsin Bell, Inc., Michigan Bell Telephone Company, Indiana Bell Telephone Company Inc., and Illinois Bell Telephone Company.

(3)	References to Time Warner refer to Warner Media, LLC, the successor in interest to Time Warner Inc.
(4)	References to Historic TW refer to Historic TW Inc., the successor in interest to Time Warner Companies Inc.
(5)	BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.
(6)	The 7 1/8% Debentures due March 15, 2026 and the 8.750% Senior Notes due November 15, 2031 (with an initial interest rate of 8.000%) are fully, unconditionally and irrevocably guaranteed by AT&T.
(7)	Pacific Bell Telephone Company was formerly known as Pacific Bell.
(8)

The 6.04% Debentures, due November 15, 2026, the 7 7/8% Debentures due 2030 and the 7.12% Debentures, due July 15, 2097, were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation, which subsequently converted to BellSouth, LLC.

(9)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(10)	The 6 7/8% Notes due 2031, the 6.550% Notes due 2034 and the 6.00% Notes due 2034 were originally issued by BellSouth Corporation, which subsequently converted to BellSouth, LLC.
(11)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.

*

Denotes a series of Notes for which the calculation of the applicable Total Consideration may be performed using the value of such Notes as determined at the applicable price determination time (as set forth in the Offer to Purchase) as if the principal amount of such Notes had been due on the applicable par call date.

**	Denotes a series of Notes, a portion of which is held in physical certificated form and is not held through The Depositary Trust Company.
+

Denotes a series of Notes with respect to which, as a result of a prior consent solicitation on this series, requisite consent was received and a supplemental indenture was executed, eliminating substantially all restrictive covenants and certain events of default and other provisions of the indenture governing this series.

November 18, 2019 © 2019 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.

Upon the terms and subject to the conditions set forth in the Offer to Purchase and the Letter of Transmittal, holders who validly tender at or prior to the Expiration Date and who do not validly withdraw Notes at or prior to the Withdrawal Deadline, subject in each case to the tender in the applicable minimum denominations, and whose Notes are accepted for purchase by AT&T, will receive the applicable Total Consideration specified below.

The Total Consideration for each $1,000 principal amount of a series of Notes that is validly tendered and accepted for purchase, and not validly withdrawn (and subject to the applicable minimum denominations), will be determined by reference to the applicable fixed spread specified in the Offer to Purchase over the applicable reference yield based on the bid-side price of the applicable U.S. Treasury Security.

In addition to the applicable Total Consideration, holders whose Notes are accepted for purchase will be paid accrued and unpaid interest on such Notes to, but not including, the Settlement Date. Interest will cease to accrue on the Settlement Date for all Notes accepted. No further interest will be paid to the holders who tender such Notes, including if a record date for an interest payment on such Notes has passed before the Settlement Date.

AT&T has agreed to pay a fee equal to $1.00 for each $1,000 principal amount of each series of Notes validly tendered, and not validly withdrawn, and accepted for purchase pursuant to the Tender Offers to soliciting registered brokers and dealers in the United States that are appropriately designated by their clients to receive this fee; provided that such fee will only be paid with respect to the first $500,000 aggregate principal amount of each series of Notes tendered by an individual holder. Such soliciting broker fee will be paid pursuant to the terms and conditions of the Offer to Purchase.

November 18, 2019 © 2019 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or, where revocation is permitted, timely revoke their instruction to participate in the Tender Offers. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Offer to Purchase and the Letter of Transmittal.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Tender Offers are being made solely by the Offer to Purchase and the related Letter of Transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Neither the communication of this press release, the Offer to Purchase or any other offer materials relating to the Tender Offers is being made, and such documents and/or materials have not been approved by an authorized person for the purposes of section 21 of the UK Financial Services and Markets Act 2000 (the “FSMA”). Accordingly, this press release, the Offer to Purchase and such documents and/or materials are not being distributed to, and must not be passed on to persons in the United Kingdom other than (a) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”); or (b) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order.

Deutsche Bank Securities Inc. and Goldman Sachs & Co. LLC are acting as the Joint-Lead Dealer Managers for the Tender Offers. For additional information regarding the terms of the offer, please contact Deutsche Bank Securities Inc. at (866) 627-0391 (toll free) or (212) 250-2955 (collect) or Goldman Sachs & Co. LLC at (800) 828-3182 (toll free) or (212) 902-6351 (collect). Global Bondholder Services Corporation will act as the tender agent and information agent for the Tender Offers. Questions or requests for assistance related to the Tender Offers or for additional copies of the Offer to Purchase or Letter of Transmittal may be directed to Global Bondholder Services Corporation at (866) 470-3900 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Tender Offers. The Offer to Purchase and the Letter of Transmittal can be accessed at the following link: http://gbsc-usa.com/att.

###

November 18, 2019 © 2019 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and the Offer to Purchase related to the Tender Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.

November 18, 2019 © 2019 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.
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